UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-6465
The Travelers Series Trust
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Paul G. Cellupica, Chief Counsel
c/o MetLife, Inc.
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101
(Name and address of agent for service)
Registrant’s telephone number, including area code: (617) 578-5526
Date of fiscal year end: December 31
Date of reporting period: June 30, 2005

ITEM 1. REPORT TO STOCKHOLDERS.
     The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT
June 30, 2005

The Travelers Series Trust:

Zero Coupon Bond Fund Portfolio Series 2005

The Travelers Insurance Company

The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

Semi-Annual Report for The Travelers Series Trust

 WHAT’S INSIDE

Letter from the Chairman	1

Fund at a Glance	3

Fund Expenses	4

Schedule of Investments	6

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Financial Statements	11

Factors Considered by the Independent Trustees in Approving the Investment Advisory Agreement and the Subadvisory Agreement	15

Special Shareholder Meeting	18

 LETTER FROM THE CHAIRMAN

Dear Shareholder,

The U.S. economy overcame a number of obstacles and continued to expand during the reporting period. Rising interest rates, record high oil prices, and geopolitical issues threatened to send the economy into a “soft patch.” However, when all was said and done, first quarter 2005 gross domestic product (“GDP”)[i] growth was 3.8%, mirroring the solid gain that occurred during the fourth quarter of 2004.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following five rate hikes from June 2004 through December 2004, the Fed again increased its target for the federal funds rateiii in 0.25% increments four additional times during the reporting period. The Fed’s nine rate hikes brought the target for the federal funds rate from 1.00% to 3.25%.

During the reporting period, the fixed income market confounded many investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 2.25% and the yield on the 10-year Treasury was 4.24%. When the reporting period	R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer*
ended, the federal funds rate rose to 3.25% and the 10-year yield fell to 3.92%. Declining long-term rates, mixed economic data, and periodic flights to quality all supported longer-term bond prices. In addition, higher short-term interest rates, in general, helped money market funds to generate incremental yields over the reporting period.

Within this environment, the Fund performed as follows:[1]

PERFORMANCE SNAPSHOT

AS OF JUNE 30, 2005
(unaudited)

6 Months
Zero Coupon Bond Fund Portfolio Series 2005	1.01%

Merrill Lynch Zero Coupon- 10 Year Index	6.39%

U.S. Treasury STRIP Maturing 11/15/2005	1.07%

Lipper Variable Target Maturity Funds Category Average	1.98%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses.

Performance Update1

For the six months ended June 30, 2005, the Zero Coupon Bond Fund Portfolio Series 2005 returned 1.01%. In comparison, a U.S. Treasury STRIP, maturing on November 15, 2005,iv which is similar to securities in the Fund, returned 1.07% during the same time period. In comparison the Lipper Variable Target Maturity Funds Category Average2 was 1.98% and the Fund’s unmanaged benchmark, the Merrill Lynch Zero Coupon 10-Year Indexv returned 6.39% for the same period.

[1]	The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The Fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts, such as administrative fees, account charges, and surrender charges which, if reflected, would reduce the performance of the Fund. Past performance is no guarantee of future results.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 10 Funds in the Fund’s Lipper category, and excluding sales charges.

Special Shareholder Notices

On January 31, 2005, Citigroup Inc. (“Citigroup”) announced that it had agreed to sell The Travelers Insurance Company and certain other domestic and international insurance businesses to MetLife Inc. (“MetLife”) pursuant to an acquisition agreement (“MetLife Transaction”). The sale included Travelers Asset Management International Company LLC (“TAMIC”), which serves as the investment advisor for the Fund. During the spring/summer 2005, the shareholders of the Fund approved the change in control of TAMIC from Citigroup to MetLife, as well as the new advisory agreements with TAMIC. The MetLife Transaction closed on July 1, 2005.

The Fund is scheduled to mature in December of 2005 (the “Target Date”). On the Fund’s Target Date, the Fund will be converted to cash and contract owners may invest in another of the funding options available under their contract. If a contract owner does not complete an instruction from directing what should be done with liquidation proceeds, the proceeds will be automatically invested in the money market funding option available under the contract.

Information About Your Fund

As you may be aware, several issues in the mutual fund and variable annuity product industry have recently come under the scrutiny of federal and state regulators. The Traveler’s Insurance Company and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, revenue sharing, producer compensation and other mutual fund and variable annuity product issues in connection with various inquiries and or investigations. The Traveler’s Insurance Company and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its sub-administrator with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to Financial Statements included in this report.

As always, thank you for your continued confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer*

July 19, 2005

*	Mr. Gerken resigned as Chairman, President and Chief Executive Officer of the Fund when the MetLife Transaction closed on July 1, 2005.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve Bank charge other banks that need overnight loans.
iv	Treasury STRIPS (Separate Trading of Registered Interest and Principal Securities) are Treasuries that have been stripped of their interest payment (its coupon). A STRIP pays no cash income but is purchased at a substantial discount from its value at maturity.
[v]	The Merrill Lynch Zero Coupon 10-Year Index is a U.S. Government stripped security that has a maturity not greater than 10 years.

 Fund at a Glance (unaudited)

 Fund Expenses (unaudited)

          Example

      As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      This example is based on an investment of $1,000 invested on January 1, 2005 and held for the six months ended June 30, 2005.

          Actual Expenses

      The table below titled “Based on Actual Total Return” provided information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

 Based on Actual Total Return(1)

Actual Total
	Return	Beginning	Ending	Annualized	Expenses
	Without Sales	Account	Account	Expense	Paid During
	Charges(2)	Value	Value	Ratio	the Period(3)

Zero Coupon Bond Fund Portfolio Series 2005	1.01%	$1,000.00	$1,010.10	0.15%	$0.75

(1)	For the six months ended June 30, 2005.
(2)	Assumes reinvestment of dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of any fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

 Fund Expenses (unaudited) (continued)

          Hypothetical Example for Comparison Purposes

      The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

 Based on Hypothetical Total Return(1)

Hypothetical
	Annualized	Beginning	Ending	Annualized	Expenses
	Total	Account	Account	Expense	Paid During
	Return	Value	Value	Ratio	the Period(2)

Zero Coupon Bond Fund Portfolio Series 2005	5.00%	$1,000.00	$1,024.05	0.15%	$0.75

(1)	For the six months ended June 30, 2005.
(2)	Expenses (net of any fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Schedule of Investments (unaudited)	June 30, 2005

Face
Amount	Security	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 83.4%

U.S. Treasury Obligations — 83.4%
	U.S. Treasury Note:

$1,375,000	Stripped Interest Payment only, to yield 6.301% due 11/15/05	$1,358,415

1,800,000	Stripped Interest Payment only, to yield 3.960% due 5/15/07	1,683,687

1,350,000	Stripped Principal Payment only, to yield 6.461% due 8/15/05	1,344,839

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS

	(Cost — $4,355,880)	4,386,941

SHORT-TERM INVESTMENTS — 17.2%

Repurchase Agreements — 17.2%

407,000	Interest in $414,454,000 joint tri-party repurchase agreement dated 6/30/05 with Deutsche Bank Securities, Inc., 3.350% due 7/1/05, Proceeds at maturity — $407,038; (Fully collateralized by various U.S. Treasury obligations and U.S. government agency obligations, 0.000% to 16.136% due 12/1/05 to 6/15/35; Market value — $415,144)	407,000

500,000	Interest in $599,362,000 joint tri-party repurchase agreement dated 6/30/05 with Merrill Lynch & Co., Inc., 3.350% due 7/1/05, Proceeds at maturity — $500,047; (Fully collateralized by various U.S. Treasury obligations and U.S. government agency obligations 0.000% to 4.625% due 6/16/06 to 1/13/33; Market value — $510,000)	500,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $907,000)	907,000

	TOTAL INVESTMENTS — 100.6% (Cost — $5,262,880*)	5,293,941

	Liabilities in Excess of Other Assets — (0.6)%	(30,898)

	TOTAL NET ASSETS — 100.0%	$5,263,043

*	Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)	June 30, 2005

ASSETS:

Investments, at value (Cost — $4,355,880)	$4,386,941

Repurchase agreements, at value (Cost — $907,000)	907,000

Receivable from administrator	12,138

Receivable for Fund shares sold	3,184

Interest receivable	85

Total Assets	5,309,348

LIABILITIES:

Due to custodian	9,781

Investment advisory fee payable	431

Accrued expenses	36,093

Total Liabilities	46,305

Total Net Assets	$5,263,043

NET ASSETS:

Paid-in capital (Note 4)	5,110,793

Undistributed net investment income	123,169

Accumulated net realized loss on investment transactions	(1,980)

Net unrealized appreciation of investments	31,061

Total Net Assets	$5,263,043

Shares Outstanding	477,257

Net Asset Value	$11.03

See Notes to Financial Statements.

Statement of Operations (unaudited)	For the Six Months Ended June 30, 2005

INVESTMENT INCOME:

Interest	$127,065

EXPENSES:

Legal fees	13,370

Shareholder reports	11,607

Audit and tax	6,000

Custody	4,348

Investment advisory fee (Note 2)	2,604

Trustees’ fees	2,200

Administration fee (Note 2)	1,562

Miscellaneous expenses	1,118

Total Expenses	42,809

Less: Fee waiver and expense reimbursement (Note 2)	(38,913)

Net Expenses	3,896

Net Investment Income	123,169

Change in Net Unrealized Appreciation/ Depreciation From Investments	(73,085)

Increase in Net Assets From Operations	$50,084

See Notes to Financial Statements.

 Statements of Changes in Net Assets

For the Six Months Ended June 30, 2005 (unaudited)

and the Year Ended December 31, 2004

	2005	2004

OPERATIONS:

Net investment income	$123,169	$237,130

Net realized gain	—	45,046

Change in net unrealized appreciation/depreciation	(73,085)	(224,712)

Increase in Net Assets From Operations	50,084	57,464

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	—	(239,703)

Net realized gains	—	(59,702)

Decrease in Net Assets From Distributions to Shareholders	—	(299,405)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	108,282	1,362,300

Reinvestment of distributions	—	299,405

Cost of shares repurchased	(200,885)	(1,745,735)

Decrease in Net Assets From Fund Share Transactions	(92,603)	(84,030)

Decrease in Net Assets	(42,519)	(325,971)

NET ASSETS:

Beginning of period	5,305,562	5,631,533

End of period*	$5,263,043	$5,305,562

*Includes undistributed net investment income of:	$123,169	—

See Notes to Financial Statements.

 Financial Highlights (unaudited)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

	2005(1)		2004	2003(2)	2002(2)	2001(2)	2000(2)

Net Asset Value, Beginning of Period	$10.92		$11.45	$11.84	$11.78	$11.56	$10.65

Income (Loss) From Operations:

Net investment income	0.26		0.52	0.49	0.55	0.61	0.67

Net realized and unrealized gain (loss)	(0.15)		(0.40)	(0.21)	0.70	0.13	0.79

Total Income From Operations	0.11		0.12	0.28	1.25	0.74	1.46

Less Distributions From:

Net investment income	—		(0.52)	(0.61)	(1.05)	(0.50)	(0.55)

Net realized gains	—		(0.13)	(0.06)	(0.14)	(0.02)	—

Total Distributions	—		(0.65)	(0.67)	(1.19)	(0.52)	(0.55)

Net Asset Value, End of Period	$11.03		$10.92	$11.45	$11.84	$11.78	$11.56

Total Return(3)	1.01%		1.06%	2.36%	10.79%	6.41%	14.13%

Net Assets, End of Period (000s)	$5,263		$5,306	$5,632	$6,478	$5,744	$4,346

Ratios to Average Net Assets:

Gross expenses	1.64	%(4)	1.62%	1.16%	1.27%	1.28%	1.44%

Net expenses(5)(6)	0.15(4)		0.12 (7)	0.15	0.15	0.15	0.15

Net investment income	4.73(4)		4.49	4.11	4.58	5.18	6.07

Portfolio Turnover Rate	0%		0%	0%	0%	16%	30%

(1)	For the six months ended June 30, 2005 (unaudited).

(2)	Per share amounts have been calculated using the average shares method.

(3)	Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	The administrator reimbursed the Fund for certain expenses.

(6)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.15%.

(7)	The sub-administrator waived a portion of its fee.

See Notes to Financial Statements.

 Notes to Financial Statements (unaudited)

          1.     Organization and Significant Accounting Policies

      The Zero Coupon Bond Fund Portfolio Series 2005 (the “Fund”), a separate diversified investment fund of the Travelers Series Trust (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940 as amended, as an open-end management investment company. Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies.

      In accordance with its prospectus, the Fund will liquidate in December 2005. Accounting rules require that financial statements for entities in liquidation, or for which liquidation appears imminent, be prepared on a liquidation basis of accounting. As U.S. generally accepted accounting principles (“GAAP”) for investment companies are materially consistent with the liquidation basis of accounting, the financial statements have been prepared in conformity with GAAP for investment companies.

      The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      (a) Investment Valuation. Securities are valued at the mean of bid and asked prices based on market quotations for those securities or if no quotations are available, then for securities of similar type, yield and maturity. Securities for which market quotations are not readily available or where market quotations are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

      (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      (c) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped Securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

      The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

      (d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method.

      (e) Distributions to Shareholders. Distributions from net investment income and net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

      (f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund

 Notes to Financial Statements (unaudited) (continued)

intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

      (g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. This reclassification has no effect on net assets or net asset value per share.

          2.     Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

      Travelers Asset Management International Company LLC, (“TAMIC”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays TAMIC an investment advisory fee calculated at the annual rate of 0.10% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

      The Travelers Insurance Company (“TIC”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s administrator. As compensation for its services, the Fund pays TIC an administration fee calculated at the annual rate of 0.06% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

      TIC has entered into a Sub-Administrative Services Agreement with Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup. TIC pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.02% of the average daily net assets of the Fund, plus $30,000, subject to a maximum of 0.06% of the Fund’s average daily net assets.

      During the six months ended June 30, 2005, the Fund had a contractual expense limitation in place of 0.15%. As a result, TIC has agreed to reimburse the Fund for expenses in the amount of $38,913. This expense limitation is renewed annually and can be terminated at any time by TIC with 60 days’ notice.

      Citigroup Trust Bank, fsb (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. For the six months ended June 30, 2005, the Fund did not pay transfer agent fees to CTB.

      All officers and one trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

          3.     Investments

      During the six months ended June 30, 2005, there were no long-term purchases and sales of investments.

      At June 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$31,061

Gross unrealized depreciation	—

Net unrealized appreciation	$31,061

          4.     Shares of Beneficial Interest

      The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
	June 30, 2005	December 31, 2005

Shares sold	9,862	118,416

Shares issued on reinvestment	—	27,353

Shares repurchased	(18,346)	(151,897)

Net Decrease	(8,484)	(6,128)

          5.     Additional Information

      On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”), which includes the Fund (“TL&A Funds”).

 Notes to Financial Statements (unaudited) (continued)

      The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before. Additionally, the SEC order finds that Citigroup Asset Management (“CAM”), the Citigroup business unit that, includes the Fund’s sub-administrator, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

      The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. In addition, TL&A and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A Fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid to CTB, for the period from June 1, 1999 to August 23, 2004, by the TL&A Funds that did not have expense caps in effect should be reimbursed with interest to the TL&A Funds. The reimbursement occurred on November 1, 2004.

      The remaining $183.7 million to be paid under the SEC order, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

      The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order.

      At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

          6.     Other Matters

      On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

      As part of this transaction, Salomon Brothers Asset Management Inc. (“Salomon”), the sub-adviser effective July 1, 2005 for the Fund, currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.

      The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

          7.     Subsequent Events

      On July 1, 2005, MetLife, Inc., a Delaware corporation (“MetLife”), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup, including TIC, The Travelers Life and Annuity Company, a wholly owned subsidiary of TIC and certain other domestic insurance companies of Citigroup and substantially all of Citigroup’s international insurance businesses for $11.8 billion. The sale also included TIC’s affiliated investment advisor, TAMIC, which serves as the investment adviser to the Fund.

 Notes to Financial Statements (unaudited) (continued)

      TIC filed a Form 8-K Current Report with The United States Securities and Exchange Commission on July 8, 2005, with additional information about the transaction.

      On July 1, 2005, Salomon began to perform subadvisory services under a Subadvisory Agreement between TAMIC and Salomon for the Fund.

      Also effective July 1, 2005, PFPC Inc. replaced CTB as transfer agent for the Fund; and State Street Bank and Trust Company replaced SBFM as sub-administrator for the Fund.

          8.     Change in Independent Registered Public Accounting Firm

      KPMG LLP was previously the independent registered public accounting firm for the Fund. In connection with the transaction described in Note 7, the decision to change the independent registered public accounting firm was approved by the Audit Committee and by the Board of Trustees, resulting in Deloitte and Touche LLP’s appointment as independent registered public accounting firm.

      The reports on the financial statements of the Fund audited by KPMG LLP through the year ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and KPMG LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

 Factors Considered by the Independent Trustees in Approving The Investment Advisory Agreement and
The Subadvisory Agreement (unaudited)

      Beginning at a telephonic meeting on March 17, 2005 and in person meetings on March 29 and 30, 2005, the Independent Trustees for Zero Coupon Bond Fund Portfolio Series 2005 (the “Portfolio”) approved the investment advisory agreement (the “Agreement”) between TAMIC and the Portfolio. The Independent Trustees approved the subadvisory agreement (the “Subadvisory Agreement”) for the Portfolio between TAMIC and Salomon at an in person meeting on April 27 and 28, 2005. In voting to approve the Agreement and the Subadvisory Agreement, the Independent Trustees considered whether the approval of the Agreement and the Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreement and the Subadvisory Agreement and the overall fairness of the Agreement and the Subadvisory Agreement to the shareholders.

      The Independent Trustees did not identify any one factor, piece of information or written document as all important or controlling, and each Independent Manager Trustee attributed different weight to different factors. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreement and the Subadvisory Agreement with management and with experienced independent fund counsel and received materials from counsel discussing the legal standards for their consideration of the proposed continuation of the Agreement and the Subadvisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Agreement and the Subadvisory Agreement in private sessions alone and with their independent counsel at which no representatives of management were present. Based on an evaluation of all material factors including those described below, the Independent Trustees concluded that the Agreement and the Subadvisory Agreement were reasonable and fair and in the best interest of the Portfolio and its shareholders.

      As background, MetLife Inc. (“MetLife”) and Citigroup Inc. (“Citigroup”) announced an agreement for the sale of The Travelers Insurance Company and certain affiliates by Citigroup to MetLife (the “MetLife Transaction”). The MetLife Transaction included the acquisition of TAMIC, a subsidiary of the Travelers Insurance Company and the investment adviser to the Portfolio, by MetLife. The MetLife Transaction closed on July 1, 2005. The approval of the Agreement was necessary because under the 1940 Act, the change in control of TAMIC resulted in the termination of the then current investment advisory agreement for the Portfolio on the closing of the MetLife Transaction. The approval of the Salomon Subadvisory Agreement was necessary because there was no Salomon Subadvisory Agreement in place prior to the closing of the MetLife Transaction. The Agreement and the Subadvisory Agreement for the Portfolio were approved by the Independent Trustees and the Agreement was submitted to a vote of the shareholders.

      The Independent Trustees met in executive session and considered: (a) the nature, extent and quality of the services to be provided by TAMIC and Salomon under the Agreement and the Subadvisory Agreement; (b) the investment performance of the Portfolio, TAMIC and Salomon; (c) the cost of services to be provided and the profit realized by TAMIC and Salomon and their affiliates, which information was to be reviewed in depth at the July 2005 Board meeting; (d) the extent to which TAMIC realizes economies of scale as the Portfolio grows; and (e) whether the fee levels reflect these economies of scale for the benefit of the shareholders.

The Agreement

      As part of the process, legal counsel to the Portfolio requested certain information from MetLife and in response MetLife provided certain written and oral information that addressed certain factors designed to inform the Independent Trustees regarding their consideration of the Agreement. In making their determination, the Independent Trustees were provided with information about MetLife and its purchase of The Travelers Insurance Company from Citigroup. At various meetings, MetLife representatives discussed MetLife’s intentions regarding the preservation and strengthening of TAMIC’s business and MetLife’s intentions regarding staffing changes and executive leadership changes at TAMIC. The MetLife representatives also discussed and provided certain written information on MetLife’s business and products, including MetLife’s advisory subsidiaries and their experience in overseeing subadvised mutual funds. The Independent Trustees also discussed the plans and anticipated role and responsibilities of certain employees and officers after the MetLife Transaction.

      With respect to the nature, scope and quality of the services to be provided by TAMIC after the MetLife Transaction, the Board considered the experience of MetLife’s advisory subsidiaries and its two fund Series and also MetLife’s efforts to build and maintain a strong investment team in TAMIC. The Board also considered the level and depth of knowledge of TAMIC, including the professional experience and qualifications of its personnel as well as current staffing levels. The Independent Trustees also considered:

•	the ability of TAMIC to continue the oversight of both the investment and compliance operations of the subadviser after the MetLife transaction,

 Factors Considered by the Independent Trustees in Approving The Investment Advisory Agreement and
The Subadvisory Agreement (unaudited)

•	the intention of MetLife to integrate The Travelers Insurance Company and its affiliates, including TAMIC, into MetLife’s current businesses to create a single business operation,

•	MetLife’s compliance with certain conditions set forth in Section 15(f) of the 1940 Act regarding placing unfair burdens on the Portfolio, anticipated changes to back office operations to the Portfolio, including the provision of administrative and transfer agency services, after the MetLife Transaction, and

•	the fact that the Agreement including the investment advisory fees would be identical to the current agreement, except for the inception date and the express authority for TAMIC to retain sub advisers.

      In addition, the Independent Trustees noted that the performance of the Portfolio, which the Independent Trustees receive and review on a quarterly basis, had generally been satisfactory. As to the profits realized by TAMIC from its relationship with the Portfolio, the Board noted that it was satisfied that TAMIC’s profits were not excessive in the past, and that it was not possible to predict how the MetLife Transaction would affect such profits at this time, but would reconsider this factor at its future review of the Agreement under Section 15(c) of the 1940 Act in July 2005. As to whether economies of scale would be realized as the Portfolio grows and whether fee levels reflect any such economies of scale, the Board noted that the Portfolio would mature on December 31, 2005, investment advisory fees were low and its current asset level was low. Finally, the Independent Trustees considered the level of service expected to be provided by TAMIC after the MetLife Transaction.

      The Independent Trustees considered its plans to perform the annual review of the Agreement pursuant to Section 15(c) of the 1940 Act at its regularly scheduled Board meeting which was scheduled to occur three weeks after the closing of the MetLife Transaction. In light of the continuity of investment management under the Subadvisory Agreement, the short period between the effective date of the Agreement and the upcoming annual review, the information provided by MetLife, and the short time period until the Portfolio matures, the Board considered the information provided to it sufficient for its consideration of the Agreement at this time.

The Subadvisory Agreement

      MetLife recommended and the Independent Trustees approved the retention of Salomon, which was an affiliate of TAMIC before the MetLife Transaction, as a temporary subadviser for the Portfolio that had been managed directly by TAMIC without a subadviser, effective on or about the closing of the MetLife Transaction. The portfolio manager employed by Salomon was also an employee of TAMIC and the then current portfolio manager of the Portfolio. As a result, there would be no change in the day-to-day portfolio management. The Independent Trustees noted that MetLife may in the future recommend to the Independent Trustees such additional changes to any Portfolio, including changes to the investment objectives, policies and restrictions of the Portfolio or merging the Portfolio into other MetLife-sponsored funds, as it determines appropriate and as permitted by applicable law.

      As part of the process, legal counsel to the Portfolio requested certain information from Salomon and in response Salomon provided certain written and oral information that addressed certain factors designed to inform the Independent Trustees regarding their consideration of the Subadvisory Agreement. With respect to the nature, scope and quality of the services to be provided by Salomon after the MetLife Transaction, the Board considered the experience and commitment of Salomon’s personnel and its nature and quality of its investment process and that the portfolio manager would remain the same after the closing of the MetLife Transaction. The Independent Trustees noted that the performance of the Portfolio had generally been satisfactory. In determining whether the terms of the Subadvisory Agreement are reasonable and fair the Board considered the terms and structure of the Agreement. The Board reviewed information about the fee schedule for the Subadvisory Agreements. In evaluating the subadvisory fees, the Independent Trustees considered that the investment subadvisory fees were paid by TAMIC out of the investment advisory fees it received under the Agreement. So, the cost of the services to be provided by Salomon and the profitability to Salomon of its relationship with the Portfolio along with economies of scale in its management of the Portfolio, were not material to the consideration of the Subadvisory Agreement of the Independent Trustees. The Independent Trustees noted that the overall investment advisory fee was not changing. The Independent Trustees considered its plans to perform the annual review of the Subadvisory Agreement pursuant to Section 15(c) of the 1940 Act at its regularly scheduled Board meeting which was scheduled to occur three weeks after the MetLife Transaction. In light of the continuity of portfolio management under the Subadvisory Agreement, the short period between the effective date of the Subadvisory Agreement and the upcoming annual review and the information provided by Salomon, and MetLife’s plans to conduct a formal search for a sub advisor for the Portfolio for which Salomon would serve

 Factors Considered by the Independent Trustees in Approving The Investment Advisory Agreement and
The Subadvisory Agreement (unaudited)

as temporary sub adviser, the Board considered the information provided to it sufficient for its consideration of the Subadvisory Agreement at this time.

Other Business Relationships

      The Independent Trustees considered other business relationships that MetLife and TAMIC would enter into with Citigroup, including its affiliate Salomon. In connection with the closing of the MetLife Transaction, MetLife, Citigroup and certain of their affiliates entered into a Distribution Agreement under which Citigroup-affiliated broker-dealers will continue to offer certain TIC and MetLife insurance contracts until July 1, 2015. In addition, MetLife, Citigroup and certain of their affiliates entered into an Investment Products Agreement under which certain TIC and MetLife insurance products will include certain Citigroup-sponsored funds as investment options including Salomon advised mutual funds until July 1, 2010.

Conclusion

      Based on the deliberations of the Independent Trustees and their evaluation of the information described above, the Independent Trustees unanimously concluded that (a) the terms of the Agreement and the Subadvisory Agreement are fair and reasonable; (b) the fees are reasonable in light of the services TAMIC and Salomon provided to the Portfolio and their shareholders; (d) TAMIC and Salomon possess the capabilities to perform the duties required of them under the Agreement and the Subadvisory Agreement (e) the investment performance of the Portfolio is satisfactory; and the Agreement and the Subadvisory Agreement are approved.

 Special Shareholder Meeting (unaudited)

      A Special Meeting of the Fund was held on June 23 and adjourned to June 30, 2005.

      There were three proposals submitted to shareholders. Proposal 1 was the approval of the investment advisory contract between the Fund and TAMIC. The agreement terminated as a matter of law at the closing of the MetLife Transaction. Proposal 2 was the approval of future subadvisory agreements without a shareholder vote. Proposal 3 was the election of a new member of the Board of Trustees, Elizabeth Forget, who is affiliated with MetLife.

      The shareholders approved all proposals.

      The following table sets forth the number of shares voted for, against and withheld as to each Proposal.

Proposal 1	Number of Shares

For	453,182.618

Against	8,422.519

Withhold	14,916.863

Total	476,522.000

Proposal 2

For	421,252.893

Against	20,228.585

Withhold	35,040.522

Total	476,522.000

Proposal 3

For	467,358.648

Against	9,163.352

Total	476,522.000

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The Travelers Series Trust

TRUSTEES*

Elizabeth M. Forget

  Chairperson
Frances M. Hawk, CFA, CFP
Lewis Mandell
Robert E. McGill, III

OFFICERS*

Elizabeth M. Forget

President and
Chief Executive Officer

Peter H. Duffy

Chief Financial Officer
and Treasurer

Leonard M. Bakal

Chief Compliance Officer
and
Chief Anti-Money Laundering
Compliance Officer

Paul G. Cellupica

Secretary

Jack P. Huntington

Assistant Secretary

INVESTMENT ADVISER*

Travelers Asset Management International Company LLC

ADMINISTRATOR*

The Travelers Insurance Company

CUSTODIAN*

State Street Bank and Trust Company

TRANSFER AGENT*

PFPC Inc.

* As of July 1, 2005.

The Fund is a separate investment fund of The Travelers Series Trust, a Massachusetts business trust.

This report is prepared for the general information of variable annuity or life contract owners and is not an offer of shares of the Zero Coupon Bond Fund Portfolio Series 2005 and is not for use with the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-842-9406.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request, by calling 1-800-842-9406, and (2) on the SEC’s website at www.sec.gov.

VG-ZERO (Semi-Annual) (8-05) Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in reports to stockholders under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

Effective July 1, 2005, certain changes were made to the registrant’s internal controls over financial reporting in connection with the acquisition of the registrant’s investment adviser by MetLife, Inc. Such changes will be reported in the registrant’s Form N-Q for the fiscal quarter ending September 30, 2005 to be filed, which covers the effective date of such changes.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

(2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
The Travelers Series Trust

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget
Chief Executive Officer of
The Travelers Series Trust
Date:	September 8, 2005
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget
Chief Executive Officer of
The Travelers Series Trust

Date:	September 8, 2005

By:	/s/ Peter H. Duffy
Peter H. Duffy
Chief Financial Officer of
The Travelers Series Trust

Date:	September 8, 2005